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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






                                  JUNE 28, 2001
                Date of Report (Date of earliest event reported)





                              GREYHOUND LINES, INC.
              and its Subsidiaries identified in Footnote (1) below
             (Exact name of registrant as specified in its charter)


                                     1-10841
                            (Commission file number)



          DELAWARE                                           86-0572343
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                           identification no.)


15110 N. DALLAS PARKWAY, SUITE 600
        DALLAS, TEXAS                                           75248
(Address of principal executive offices)                      (Zip code)


                                 (972) 789-7000
              (Registrant's telephone number, including area code)



                                      NONE
              (Former name, former address and former fiscal year,
                         if changed since last report)




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CO-REGISTRANTS

This Form 8-K is also being filed by the following entities. Except as set forth below, each entity has the same principal executive offices, zip code and telephone number as that set forth for Greyhound Lines, Inc. on the cover of this report:

                                                                                    I.R.S. EMPLOYER     JURISDICTION
                                                              COMMISSION            IDENTIFICATION          OF
NAME                                                           FILE NO.                  NO.              INCORP.
----                                                          ----------            ---------------     ------------
Atlantic Greyhound Lines of Virginia, Inc.                   333-27267-01              58-0869571        Virginia

GLI Holding Company                                          333-27267-04              75-2146309        Delaware

Greyhound de Mexico, S.A. de C.V.                            333-27267-05                 None           Republic of
                                                                                                         Mexico

Sistema Internacional de Transporte de Autobuses, Inc.       333-27267-08              75-2548617        Delaware

Texas, New Mexico & Oklahoma Coaches, Inc.                   333-27267-10              75-0605295        Delaware
1313 13th Street
Lubbock, Texas 79408
(806) 763-5389

T.N.M. & O. Tours, Inc.                                      333-27267-11              75-1188694        Texas
(Same as Texas, New Mexico & Oklahoma Coaches, Inc.)

Vermont Transit Co., Inc.                                    333-27267-12              03-0164980        Vermont
345 Pine Street
Burlington, Vermont 05401
(802) 862-9671



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                     GREYHOUND LINES, INC. AND SUBSIDIARIES


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         On June 28, 2001, as part of a financial restructuring, Laidlaw USA, Inc., Laidlaw Inc., Laidlaw International Finance Corporation, Laidlaw Investments Ltd., Laidlaw One, Inc. and Laidlaw Transportation, Inc. filed voluntary petitions for reorganization under chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Western District of New York, under a jointly administered case captioned, In re: Laidlaw USA, Inc., et al, Case No. 01-14099. On that date, Laidlaw Inc. and Laidlaw Investments Ltd. also filed cases under the Canada Companies' Creditors Arrangement Act in the Ontario Superior Court of Justice in Toronto, Canada, court file no. 01-CL-4178. Additional information regarding the filings can be obtained on the Internet at www.Laidlaw.com.

         Laidlaw Inc. ("Laidlaw") is the ultimate parent company of Greyhound Lines, Inc. Neither Greyhound Lines, Inc., nor any of its subsidiaries (the "Company" or "Greyhound") were included in, or made a party to, these reorganization filings and proceedings.

         In August 2000, Laidlaw requested and authorized Greyhound to seek funding from outside sources to satisfy the Company's seasonal cash requirements and capital expenditure programs. On October 24, 2000, the Company entered into a two-year, $125 million revolving credit facility to fund its working capital and near-term capital expenditure needs. With the closure of this agreement Greyhound became independent of Laidlaw for financing purposes.

         The reorganization filings and proceedings do not cause a cross default with any of the Company's debt which would place the Company's debt in default with its financial institutions and, as of the date of this report, the Company is in compliance with all covenants in its various debt agreements. Although the outcome of the foregoing matters is uncertain, management believes that the likely outcome will have no material impact on the Company's financial position, cash flows or results of operations.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 28, 2001



                                    GREYHOUND LINES, INC.

                                    By:  /s/ Jeffrey W. Sanders
                                       ---------------------------------------
                                       Jeffrey W. Sanders
                                       Senior Vice President and
                                       Chief Financial Officer

                                    ATLANTIC GREYHOUND LINES OF
                                    VIRGINIA, INC.

                                    By:  /s/ Jeffrey W. Sanders
                                       ---------------------------------------
                                        Jeffrey W. Sanders
                                        Senior Vice President
                                        and Chief Financial Officer

                                    GLI HOLDING COMPANY

                                    By:  /s/ Jeffrey W. Sanders
                                        ---------------------------------------
                                        Jeffrey W. Sanders
                                        Senior Vice President
                                        and Chief Financial Officer

                                    GREYHOUND de MEXICO, S.A. de C.V.

                                    By:  /s/ Cheryl W. Farmer
                                        ---------------------------------------
                                        Cheryl W. Farmer
                                        Examiner

                                    SISTEMA INTERNACIONAL de TRANSPORTE
                                    de AUTOBUSES, INC.

                                    By:  /s/ Jeffrey W. Sanders
                                        ---------------------------------------
                                        Jeffrey W. Sanders
                                        Senior Vice President
                                        and Chief Financial Officer

                                    TEXAS, NEW MEXICO & OKLAHOMA
                                    COACHES, INC.

                                    By:  /s/ Jeffrey W. Sanders
                                        ---------------------------------------
                                        Jeffrey W. Sanders
                                        Senior Vice President
                                        and Chief Financial Officer

                                    T.N.M. & O. TOURS, INC.

                                    By:  /s/ Jeffrey W. Sanders
                                        ---------------------------------------
                                        Jeffrey W. Sanders
                                        Senior Vice President
                                        and Chief Financial Officer

                                    VERMONT TRANSIT CO., INC.

                                    By:  /s/ Jeffrey W. Sanders
                                        ---------------------------------------
                                        Jeffrey W. Sanders
                                        Senior Vice President
                                        and Chief Financial Officer




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